EXHIBIT 32.1
SECTION 1350 CERTIFICATION (PRINCIPAL EXECUTIVE OFFICER)
In connection with the Quarterly Report of Lam Research Corporation (the “Company”) on Form 10-Q for the fiscal period ending March 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen G. Newberry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
May 9, 2008

/s/ Stephen G. Newberry
Stephen G. Newberry
President and Chief Executive Officer